UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2025

NEUROMETRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33351	04-3308180
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4B Gill Street Woburn, Massachusetts	01801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 890-9989

Not Applicable

(Former name or former address if

changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value Preferred Stock Purchase Rights	NURO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On December 17, 2024, NeuroMetrix, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with electroCore, Inc., a Delaware corporation (“Parent”), and Nexus Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Capitalized terms not otherwise defined herein have the meanings set forth in the Merger Agreement.

On May 1, 2025, upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware, the Merger was completed. At the effective time of the Merger (the “Effective Time”), the separate corporate existence of Merger Sub ceased, and the Company survived the Merger as a wholly owned subsidiary of Parent.

Item 1.02. Termination of Material Definitive Agreement.

Effective as of May 1, 2025, upon the consummation of the Merger, the Company terminated the Company’s Employee Stock Purchase Plan, as amended.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction to this Current Report on Form 8-K (the “Introduction”) is incorporated into this Item 2.01 by reference.

At the Effective Time, each share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) outstanding immediately prior to the Effective Time (excluding any treasury shares or shares owned by Parent, Merger Sub or any other subsidiary of Parent or the Company), was cancelled and ceased to exist and was converted into the right to receive (i) an amount in cash equal to a pro rata share of the Company’s balance of Net Cash (as determined pursuant to the Merger Agreement) at the Effective Time, after deduction of certain pro rata payments made in accordance with the MRIP (as defined below), without interest (the “Per Share Cash Consideration”) and (ii) one contingent value right (a “CVR”), which represents the right to receive the Contingent Payments (as defined below) subject to the terms and conditions set forth in the CVR Agreement (as defined below) (the consideration contemplated by (i) and (ii), together, the “Merger Consideration”). In accordance with the Merger Agreement, the Per Share Cash Consideration was determined by the Company and Parent to be in the amount of $4.49 per share of Company Common Stock.

Each share of preferred stock, par value $0.001 per share, of the Company (the “Company Preferred Stock”) outstanding immediately prior to the Effective Time will continue to be outstanding after the Effective Time, except that thereafter, such shares of Company Preferred Stock will, in accordance with their own terms and the Certificate of Designation, no longer be convertible into Company Common Stock, but will instead be converted into the right to receive the Merger Consideration payable in respect of the shares of Company Common Stock into which such shares of Company Preferred Stock would have been convertible.

At the Effective Time, each outstanding and unvested award of restricted stock with respect to shares of Company Common Stock (a “Company RSA”) was converted into the right to receive consideration as follows (notwithstanding any vesting conditions, restrictions or risk of forfeiture): each Company RSA for which the holder thereof made a timely and valid election (a “Section 83(b) Election”) under Section 83(b) of the Internal Revenue Code of 1986, as amended, was cancelled and converted into the right to receive the Merger Consideration with respect to each share of Company Common Stock subject to such Company RSA in accordance with the Merger Agreement and the CVR Agreement, and each Company RSA for which the holder thereof did not make a timely and valid Section 83(b) Election was cancelled and converted into the right to receive (a) an amount in cash equal to (i) the total number of such Company RSAs multiplied by (ii) the Per Share Cash Consideration and (b) one CVR with respect to each share of Company Common Stock subject to such Company RSA immediately prior to the Effective Time.

At the Effective Time, each option to purchase shares of Company Common Stock (each, a “Company Option”) that was outstanding and unvested immediately prior to the Effective Time (whether time- or performance-based) vested in full, and (i) each Company Option then outstanding and unexercised and which had a per share exercise price that was less than the Per Share Cash Consideration was cancelled and converted into the right to receive the sum of an amount in cash (without interest and subject to deduction for any required withholding as contemplated in the Merger Agreement) equal to: (a) the excess, if any, of the Per Share Cash Consideration over the exercise price per share of such Company Option; multiplied by the number of shares of Company Common Stock underlying such Company Option and (b) one CVR, (ii) each Company Option then outstanding and unexercised, and which had a per share exercise price that equaled or exceeded the Per Share Cash Consideration was cancelled, with no consideration payable in respect thereof.

At the Effective Time, each Company restricted stock unit (“Company RSU”) then outstanding was automatically cancelled and converted into the right to receive (i) an amount in cash equal to the product of (a) the number of shares of Company Common Stock underlying such Company RSU multiplied by (b) the Per Share Cash Consideration, without any interest thereon and (ii) one CVR with respect to each share of Company Common Stock subject to such Company RSU immediately prior to the Effective Time.

At the Effective Time, pursuant to to the Company’s Amended and Restated Management Retention and Incentive Plan (the “MRIP”), each eligible participant in the MRIP (“Participant”) received the right to receive from the Surviving Corporation (a) an amount in cash equal to (i) such Participant’s percentage interest set forth in the MRIP, multiplied by (ii) the Closing Cash Consideration (as defined in the Merger Agreement); and (b) upon the making of any Distributions pursuant to the CVR Agreement, such amounts in cash equal to (i) such Participant’s percentage interest set forth in the MRIP, multiplied by (ii) the Pre-MRIP Adjusted Proceeds in respect of the applicable Distribution Period (as each such term is defined in the CVR Agreement).

The description of the Merger set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 17, 2024.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction and under Item 2.01 is incorporated herein by reference.

In connection with the consummation of the Merger, the Company requested that The Nasdaq Capital Market suspend trading of the Company Common Stock prior to the opening of trading on May 2, 2025, and file with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration on Form 25 to delist and deregister the shares of the Company common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on May 1, 2025. The Company intends to file with the SEC a certification on Form 15 terminating the registration of all Company securities registered under Section 12(g) of the Exchange Act, and requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introduction and under Item 2.01, Item 3.01 and Item 5.01 is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introduction is incorporated in this Item 5.01 by reference.

As a result of the consummation of the Merger, a change of control of the Company occurred, and the Company became a wholly owned subsidiary of Parent. Parent obtained the funds necessary to fund the Merger through its cash on hand.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 2.01 is incorporated herein by reference.

In connection with the consummation of the Merger, each of Shai N. Gozani, David Van Avermaete, David E. Goodman, Joshua Horowitz and Nancy E. Katz ceased to be members of the Board of Directors of the Company (the “Company Board”) and ceased to be members of any committees of the Company Board on which such directors served, effective as of the Effective Time. At the Effective Time, in connection with the consummation of the Merger, and pursuant to the Merger Agreement each of Dan Goldberger and Joshua Lev (the directors of Merger Sub immediately prior to the Effective Time) became the directors of the Surviving Corporation in lieu of the Company’s existing directors.

At the Effective Time, in connection with the consummation of the Merger and pursuant to the Merger Agreement, Dan Goldberger became the Chief Executive Officer of the Surviving Corporation and Joshua Lev became the Chief Financial Officer of the Surviving Corporation, and the officers of the Company as of immediately prior to the Effective Time ceased to serve in such capacity.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introduction and under Item 2.01 is incorporated herein by reference.

At the Effective Time and in connection with the Merger, the Surviving Corporation adopted the Fourth Amended and Restated Certificate of Incorporation, in the form attached hereto as Exhibit 3.1(the “Amended and Restated Certificate”).

At the Effective Time and in connection with the Merger, the Surviving Corporation adopted the Amended and Restated Bylaws, in the form attached hereto as Exhibit 3.2 (the “Amended and Restated Bylaws”).

The foregoing descriptions of the Amended and Restated Certificate and Amended and Restated Bylaws are qualified in their entirety by reference to the full text of the Amended and Restated Certificate and Amended and Restated Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

Contingent Value Rights Agreement

At the Effective Time, Parent entered into a contingent value rights agreement (the “CVR Agreement”) with Equiniti Trust Company, LLC (the “Rights Agent”), pursuant to which each holder of Company Common Stock, Company RSAs, Company RSUs and, if and when applicable pursuant to the terms of the Merger Agreement, Company Preferred Stock and Company Options, could become entitled to contingent cash payments per CVR (each, a “Contingent Payment”), such payments being contingent upon, and subject to, the receipt by the Company of payments (collectively, the “Proceeds”) in connection with the sale of products under its Quell® product line or any additional proceeds received under that certain Asset Purchase Agreement, dated as of January 16, 2025, by and between the Company and Fukuda Denshi Co., Ltd. and that certain Asset Purchase Agreement, dated as of April 25, 2025, by and among the Company, Alera Medtech LLC and Impulse Medical Technologies (the “Disposition Agreements”) and upon the achievement of certain milestones related thereto (other than milestones which have already been achieved and for which Proceeds were received by the Company prior to the Closing and included in the Company’s calculation of the Net Cash balance (as determined pursuant to the Merger Agreement). In addition, the holders of CVRs will be entitled to receive an amount equal to $125,000 less any funds used by the Company as of July 1, 2025 out of a reserve of $250,000 for payment of potential expenses of the Company that were reserved against Net Cash (as determined pursuant to the Merger Agreement) (the “Reserve”) and an amount equal to the remaining balance of the Reserve as of May 1, 2027.

Each CVR entitles the holder (the “Holder”), over the term of the CVR Agreement, to receive a Contingent Payment in the form of a Distribution calculated as a portion of the Proceeds, if any, during a Distribution Period (as such terms are defined in the CVR Agreement), subject to certain adjustments and deduction of certain expenses pursuant to the CVR Agreement.

Under the CVR Agreement, the Rights Agent will have, and Holders of at least 20% of the CVRs outstanding as set forth on the CVR Register will have, certain rights to audit on behalf of all Holders of the CVRs.

The CVR Agreement has a term commencing on the Effective Date and ending on the earlier of (a) December 31 of the calendar year in which Parent shall have caused to be paid to the Holders pursuant to the terms of the CVR Agreement all Distributions with respect to all payments (including any contingent payments) contemplated to be made by the applicable buyer pursuant to the Disposition Agreements, and (b) December 31, 2030.

The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the CVR Agreement, which is filed as Exhibit 99.2 to the Current Report on Form 8-K filed by Parent on May 2, 2025 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 17, 2024)
3.1	Fourth Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The disclosure schedules to and certain provisions of this exhibit have been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K as they contain information that is both not material and of the type that the registrant treats as private or confidential. The registrant agrees to supplementally furnish an unredacted copy of this exhibit, including any schedule hereto, to the SEC upon its request; however, the registrant may request confidential treatment of such unredacted copy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Dated: May 2, 2025	By:	/s/ Thomas T. Higgins
	Name:	Thomas T. Higgins
	Title:	Senior Vice President, Chief Financial Officer and Treasurer